EXHIBIT 10.4

                               EXCHANGE AGREEMENT
                               ------------------

     THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of this 15th day of February, 2005, by and among CAPRIUS, INC., a Delaware corporation (the "Company"), and the holders listed on Schedule I hereto (each a "Holder" and collectively, the "Holders").

                                   WITNESSETH:

     WHEREAS, from January through March, 2004, the Company issued to the Holders an aggregate principal amount of Five Hundred Thousand Dollars ($500,000) of promissory notes (the "Notes"), and in February 2005, some of the Holders provided loans to the Company (the "Loans", and together with the Notes, sometimes collectively, the "Indebtedness") in the aggregate amount of One Hundred and Forty-five Thousand Nine Hundred and Twenty-three Dollars ($145,923);

     WHEREAS, to induce the Holders to purchase the Notes, the Company secured its obligations thereunder by granting to the Holders a security interest in certain proceeds due to or received by the Company or its subsidiary Opus Diagnostics, Inc., a Delaware corporation ("Opus"), resulting from royalties under a Royalty Agreement, dated October 9, 2002, by and between Seradyn, Inc., a Delaware corporation, and Opus (the "Collateral"), pursuant to a Guaranty and Security Agreement, dated as of January 29, 2004 by Opus, in favor of Elliott Koppel acting in his capacity as agent for himself and the Holders (the "Agent"), dated January 29, 2004, issued by the Company to the Holders;

     WHEREAS, the Company is contemplating a private placement of at least Four Million Dollars ($4,000,000) (the "New Placement") through the issuance of a newly-created Series C Mandatory Convertible Preferred Stock (the "Series C Preferred Stock"), with such provisions substantially contained in the form of the Certificate of Designations, Preferences and Rights attached hereto as Exhibit A, to one or more institutional investors (the "New Investors");

     WHEREAS, it is a condition precedent to the New Placement that all the Holders agree to exchange their outstanding Notes for Series C Preferred Stock and exchange fifty percent (50%) of their outstanding Loans for Series C Preferred Stock, as set forth on Schedule I hereto; and

     WHEREAS, the parties hereto are entering into this Agreement to exchange the Notes and fifty percent (50%) of the Loans for Series C Preferred Stock on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and in order to induce the New Investors to consummate the New Placement, the parties do hereby agree as follows:

     1.   Exchange of the Notes, Loans.
          ----------------------------

     1.1  Notes.
          -----

          1.1.1. Exchange of Notes. The Holders agree to exchange the entire unpaid principal amount of the Notes for shares of Series C Preferred Stock at the exchange price described in Section 1.1.2 below. The accrued interest on the Notes shall be paid in cash.

          1.1.2. Price. On the date of the closing of the New Placement (the "Placement Closing"), the entire outstanding principal balance of each Holder's Note as of the date of the Placement Closing shall be exchanged for that number of shares of Series C Preferred Stock (such shares, hereinafter the "Note Exchange Shares") determined by dividing the entire outstanding principal balance of each Holder's Note as of the date of the Placement Closing by $100, as set forth on Schedule I hereto.

          1.1.3. Surrender of Notes; Issuance of New Certificates. Promptly following a Holder's receipt of notice that the Placement Closing has occurred, the Holder shall deliver his original Note to the Company for cancellation in exchange for his Note Exchange Shares. Promptly following the Company's receipt of the original Note from the Holder, the Company, at its expense, shall deliver to the Holder, in the Holder's name, a certificate representing the number of fully paid and non-assessable Note Exchange Shares for which the Note has been exchanged as set forth on Schedule I hereto and a check in payment of accrued interest on his Notes. Subject to the foregoing provisions hereof, such exchange shall be deemed to have occurred on the date of the Placement Closing so that Holder shall be treated for all purposes as having become the record holder of the Note Exchange Shares at such time.

          1.1.4. Termination of Security Agreement, Acknowledgement, Waiver of Rights. Upon the Placement Closing, the Guaranty and Security Agreement shall terminate and the Agent shall promptly thereafter effect all filings necessary to terminate the security interests created thereunder and to return the Collateral to the Company. The Holders further acknowledge that upon the exchange of the Notes, as provided herein, the Notes will be fully satisfied as to all amounts due thereunder and the Holders shall have no claims against the Company arising from the Notes or the Guaranty and Security Agreement. The Holders further acknowledge that Agent shall have no further responsibilities or obligations pursuant to his agency appointment under the Guaranty and Security Agreement.

     1.2  Loans.
          -----

          1.2.1. Exchange of Amounts under the Loans. The Holders who hold Loans as set forth on Schedule I hereto agree to exchange fifty percent (50%) of the entire unpaid amount of the Loans for shares of Series C Preferred Stock (such shares, hereafter the "Loan Exchange Shares," and together with the Note Exchange Shares, the "Exchange Shares") at a price determined by dividing the principal amount of each Holder's Loan to be exchanged by $100, with cash paid in lieu of issuance of any fractional Loan Exchange Shares, in an amount determined by multiplying such fractional amount by $100. The remaining fifty percent (50%) of the entire unpaid principal amount of the Loans, any accrued interest on the entire outstanding principal amount of the Loans and payment, if any, for fractional shares shall be paid in cash.


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


          1.2.2. Issuance of New Certificates. Promptly following the Placement Closing, the Company, at its expense, shall deliver to each Holder of Loans, in such Holder's name, a certificate representing the number of fully paid and non-assessable Loan Exchange Shares into which fifty percent (50%) of the principal amount of the Loan has been exchanged as set forth on Schedule I hereto. Subject to the foregoing provisions hereof, such exchange shall be deemed to have occurred on the date of the Placement Closing so that Holder shall be treated for all purposes as having become the record holder of the Loan Exchange Shares at such time.

          1.2.3. Acknowledgment; Waiver of Rights. The Holders of the Loans acknowledge that upon exchange and payment of the Loans, as provided herein, the Loans will be fully satisfied as to all amounts due thereunder and the Holders shall have no claims against the Company arising from the Loans.

     2. Representations and Warranties of the Holders. Each Holder hereby severally, and not jointly, represents and warrants to the Company as follows:

     2.1 Authorization. He has the power and capacity to execute and deliver this Agreement and to perform his obligations thereunder. This Agreement, and the actions contemplated hereby, constitute valid and legally binding obligations of the Holder enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited to laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     2.2 No Consents. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other individual, partnership, corporation, joint stock company, unincorporated organization or association, trust or joint venture, or a governmental agency or political subdivision thereof (a "Person") is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by him.

     2.3 Ownership of the Indebtedness. He owns the Indebtedness stated to be owned by him on Schedule I hereof beneficially and of record, free and clear of any liens, claims or encumbrances (collectively, "Encumbrances"). There are no agreements (i) granting any option, warrant or right of first refusal with respect to his Indebtedness to any Person, (ii) restricting his right to exchange his Indebtedness as provided herein or (iii) restricting any other of his rights with respect to his Indebtedness. He has the absolute and unrestricted right, power and capacity to exchange the Indebtedness as provided herein and to surrender the Indebtedness to the Company free and clear of any Encumbrances.

     2.4 Disclosure of Information. The Holder has received all the information that he has requested relating to the Company, the New Placement, this Agreement, the Series C Preferred Stock and the related agreements and transactions. The Holder further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the New Placement. The Holder is not relying on any information other than this Agreement and the agreements contemplated hereby in entering into this Agreement.


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


     2.5 Confidential Information. The Holder hereby acknowledges that the information provided herein regarding the exchange of the Indebtedness, the New Placement and the related agreements and transactions constitute or might constitute material, non-public information ("Confidential Information") about the Company, and he hereby agrees not to trade any securities of the Company based upon such Confidential Information or to disclose any Confidential Information to any person or entity that is not a party to this Agreement other than his advisors.

     2.6 No Transfers. Prior to the earlier of (i) the termination of the New Placement and (ii) the Placement Closing, the Holder shall not sell, assign, transfer or otherwise dispose of his Indebtedness or any interest therein.

     2.7 Securities Law. The Holder acknowledges that the Series C Preferred Stock and the related Exchange Shares at the time of issuance will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), as they are to be issued pursuant to an exemption from the registration requirements thereunder, and such securities may not be resold or otherwise transferred except pursuant to a registration statement effective under the 1933 Act or an opinion of counsel to the Company; provided that the Holder shall have the right to have the shares of the Company's common stock issuable to him upon conversion of his Series C Preferred Stock included in a registration statement to be filed by the Company pursuant to a Registration Rights Agreement to be entered into among the Company and the New Investors. The Holder further acknowledges that the certificates for such securities will contain a restrictive legend thereon referring to the restrictions on sale or other transfer under the 1933 Act.

     3. Representation of the Company. The Company represents and warrants that the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company's Board of Directors. This Agreement, and the actions contemplated hereby, constitute valid and legally binding obligations of the Company enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited to laws relating to the availability of specific performance, injunctive relief or other equitable remedies. No notice to, filing with, or authorization, registration, consent or approval of any Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Company, except as otherwise stated in this Agreement.

     4.   Miscellaneous.
          -------------

     4.1 Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements between the parties hereto, and this Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by each party hereto.

     4.2 Successors and Assigns, Third Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors, assigns, heirs and administrators. Neither party hereto may assign his or its rights or obligations hereunder without the express


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


written consent of the other party hereto. The New Investors shall be express third-party beneficiaries of this Agreement and shall have the right to enforce this Agreement against the Company and the Holders in their own right.

     4.3 Additional Documents. Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

     4.4 Specific Performance. Each party hereto hereby acknowledges that the obligations created herein are unique and that the other parties hereto and the New Investors would suffer irreparable harm in the event of any breach of this Agreement by any party hereto for which money damages would not be an adequate remedy. Accordingly, each party hereto and the New Investors shall have the right to specific performance of this Agreement and to obtain injunctive relief in the event of any breach or threatened breach of the terms hereof by any party hereto in addition to any other remedies available at law or in equity. No one shall be obligated to post any bond or other security in connection with any action seeking specific performance of this Agreement or any other equitable remedy.

     4.5 Governing Law. This Agreement and all amendments thereof shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of laws principles.

     4.6 Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein and no action taken by any Holder pursuant hereto shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce his rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

     4.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and year first above written.

                                           COMPANY:

                                           CAPRIUS, INC.

                                           By:    /s/ Jonathan Joels
                                                  -----------------------------
                                           Name:  Jonathan Joels
                                                  -----------------------------
                                           Title: Vice President
                                                  -----------------------------

                       [SIGNATURE PAGES OF HOLDERS FOLLOW]


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


                           [SIGNATURE PAGE OF HOLDERS]


                                         HOLDER:


                                         ---------------------------
                                              (Signature)

                                         ---------------------------
                                              (Print Name)

                                         ---------------------------
                                          Principal Amount of Notes


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


                                   SCHEDULE I

                                   PRINCIPAL AMOUNTS                                SHARES OF
                                                                                    SERIES C
      HOLDER                    NOTES            LOANS*            TOTAL         PREFERRED STOCK
--------------------         -----------       ----------       -----------      ---------------
George Aaron                 $150,000.00       $32,000.00       $182,000.00           1,820
Jonathan Joels                100,000.00        31,179.00        131,179.00           1,311
Nicholas Joels                 85,000.00             0            85,000.00             850
Elliott Koppel                 65,000.00         9,783.00         74,783.00             747
Roberto Bianchi                50,000.00             0.00         50,000.00             500
Citigroup FBO J. Joels         50,000.00             0.00         50,000.00             500
                             -----------       ----------       -----------      ---------------
TOTAL                        $500,000.00       $72,962.00       $572,962.00           5,728
                             ===========       ==========       ===========      ===============

* Represents 50% of the
  outstanding principal
                 amount


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


                                                                       EXHIBIT A

                            SERIES C PREFERRED STOCK


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